UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2009
Hiland Holdings GP, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-33018	76-0828238
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.01 and 7.01. Results of Operations and Financial Condition; Regulation and FD Disclosure.
     On March 5, 2009 the Registrant released its financial results for the fourth quarter of 2008 and the fiscal year ended December 31, 2008.
     A copy of the Registrant’s press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K.
     The information furnished pursuant to Item 2.02, “Results of Operations and financial Condition,” and Item 7.01 “Regulation FD Disclosure,” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this Item 2.01 and 7.01 in this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Resignation of Robert Shain
     On March 5, 2009, Robert Shain informed the Board of Directors of the general partner of the Hiland Holdings GP, LP (the “Company”) that he would be resigning from his position as Vice President-Chief Commercial Officer of the Company effective March 31, 2009. In addition, on March 5, 2009, Mr. Shain informed the Board of Directors of the general partner of Hiland Partners, LP (“Hiland Partners”) that he would be resigning from his position as Vice President-Chief Commercial Officer of Hiland Partners effective March 31, 2009.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by Hiland Holdings GP, LP on March 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND HOLDINGS GP, LP By: Hiland Partners GP Holdings, LLC, its General Partner
By:	/s/ Matthew S. Harrison
	Name:	Matthew S. Harrison
	Title:	Chief Financial Officer, Vice President—Finance and Secretary

March 6, 2009